Exhibit 99.1

ANNUAL INVESTOR CONFERENCE

Today’s Agenda 7:45 - 8:30 REGISTRATION & BREAKFAST 8:30 - 9:00 CEO Perspective Laurence M. Downes Chairman and CEO 9:00 - 10:00 Utility Review Kathleen T. Ellis - Executive VP, Chief Operating Officer Thomas J. Massaro - VP Marketing & Business Intelligence Craig A. Lynch - Senior Vice President, Energy Delivery Mark R. Sperduto - Senior Vice President, Regulatory Affairs 10:00 – 10:15 BREAK 10:15 - 10:45 Energy Services Stephen D. Westhoven - Senior Vice President David Johnson - Managing Director 10:45 - 11:45 Clean Energy Ventures Stanley M. Kosierowski - President Richard R. Gardner - Vice President Christopher Savastano - Director, Business Development 11:45 - 12:00 Financial Update Glenn Lockwood Chief Financial Officer 12:00 - 12:15 Wrap Up and Final Q&A Laurence M. Downes Chairman and CEO

ANNUAL INVESTOR CONFERENCE October 21, 2014 CEO Perspective Laurence M. Downes Chairman and Chief Executive Officer

Regarding Forward - Looking Statements 3 Certain statements contained in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Words such as “anticipates,” “estimates,” “expects,” “projects,” “forecasts”, “may,” "will," “intends,” “expects,” "believes," or “should” and similar expressions may identify forward - looking information and such forward - looking statements are made based upon management’s current expectations and/or beliefs as of this date or a prior date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company) . There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management . NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward - looking statements including, but not limited to, certain statements regarding NJR's NFE guidance for fiscal 2014 , forecasted contribution of business segments to fiscal 2014 NFE and to NFE beyond fiscal 2014 , long - term benefits of increased NFE, forecasted dividend growth and payout ratio, future NJNG customer growth, cash flow and credit metric forecasts, future capital expenditures and infrastructure investments, NJNG incremental utility gross margin growth, the long - term outlook for NJRCEV, diversification of NJRCEV’s strategy, SREC prices and inventory levels, the completion of Carroll Area Wind Farm, Alexander Wind Farm and the PennEast Pipeline project include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants . The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions ; demographic changes in the NJNG service territory and their effect on NJNG's customer growth ; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's Basic Gas Supply Service incentive programs, NJRES' operations and on the Company's risk management efforts ; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company ; the impact of volatility in the credit markets on our access to capital ; the ability to comply with debt covenants ; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care Act ; accounting effects and other risks associated with hedging activities and use of derivatives contracts ; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market ; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non - regulated energy investments, including the Penn East Pipeline project ; risks associated with the management of the Company's joint ventures and partnerships ; risks associated with our investments in renewable energy projects and our investment in an on - shore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits (ITC), and production tax credits (PTC), the future market for SRECs and operational risks related to projects in service ; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings ; regulatory approval of NJNG’s planned infrastructure programs ; the level and rate at which NJNG's costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process ; access to adequate supplies of natural gas and dependence on third - party storage and transportation facilities for natural gas supply ; operating risks incidental to handling, storing, transporting and providing customers with natural gas ; risks related to our employee workforce, including a work stoppage ; the regulatory and pricing policies of federal and state regulatory agencies ; the costs of compliance with present and future environmental laws, including potential climate change - related legislation ; risks related to changes in accounting standards ; the disallowance of recovery of environmental - related expenditures and other regulatory changes ; environmental - related and other litigation and other uncertainties ; risks related to cyber - attack or failure of information technology systems ; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin and restoration costs . The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10 - K filed on November 26 , 2013 , as filed with the Securities and Exchange Commission (SEC) which is available on the SEC’s website at sec . gov . Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward - looking statement referenced herein in light of future events .

Disclaimer Regarding Non - GAAP Financial Measures 4 This presentation includes the non - GAAP measures net financial earnings (NFE) and utility gross margin . As indicators of the Company’s operating performance, these measures should not be considered alternatives to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share . Net financial earnings (losses) excludes unrealized gains or losses on derivative instruments related to the Company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES . Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period . In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled . An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV . NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the Company’s operations that move in relation to each other . Management uses NFE and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance . Management believes these non - GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period - to - period comparability of financial performance . For a full discussion of our non - GAAP financial measures, please see NJR’s most recent Form 10 - K, Item 7 and most recent Form 10 - Q, Item 2 . This information has been provided pursuant to the requirements of SEC Regulation G .

Key Industry Issues 5 Macro Economic Environment Safety Infrastructure Customer/Margin Growth Regulation Commodity Prices/Demand Growth Public Policy Financial Performance

Fiscal 2014 Highlights: Solid Performance » Record earnings growth driven primarily by NJR Energy Services (NJRES) and New Jersey Natural Gas (NJNG) » 7.1 percent dividend increase » Robust infrastructure investments driven by customer growth and system reliability » Constructive regulatory relationships underscored by collaborative efforts to support public policy initiatives » Physical natural gas services benefited from short - term volatility; producer services provided stable revenue stream » Continued build out of BPU - approved, grid - connected solar projects and completion of first onshore wind project » NJRES performance enhanced earnings retention and reduced the need for new equity issuances x Leads to increased long - term NFE growth rate » Strong financial profile provided access to capital 6

How Do Lower Natural Gas Prices Affect NJR? » Natural gas reserve base has increased due to shale revolution x Natural gas prices remain relatively low x Production and demand continue to grow » What does this mean for NJR? x More competitive prices for NJNG customers x Strengthens support for new natural gas infrastructure investments x Drives conversion market opportunities x Creates additional midstream opportunities • PennEast x NJRES benefits from increased wholesale natural gas demand • Portfolio growth due to lower storage and capacity costs • Expanded producer/asset management services 7

Energy Value Chain Growth Opportunities

8


Upstream
Mid-Stream
Downstream
Producer Services
NJRES
Asset Optimization
NJRES
Natural Gas Business
Exploration
Production
Gathering
Storage
Steckman Ridge
Transportation
Iroquois & PennEast
Transmission
NJNG
Distribution
NJNG
End Use
NJNG & NJRHS
Electric Business
Commodity
Transportation
NJRES
Generation
NJRCEV & NJRHS
Transmission
Distribution
End Use
NJRCEV
Distributed Power
On-Site Generation
NJRCEV
Distribution
End Use
NJRCEV
NJR Participating
Not Participating

New Jersey Resources

Always Delivering Strong Balanced Renewable Local Reliable Innovative Resourceful

Our Growth Strategy » Increased regulated infrastructure investments drives safe, reliable service and anchors our business portfolio x NJNG drives our long - term growth x PennEast Pipeline » Provide customers with cost - efficient renewable electricity, while reducing ITC reliance x Portfolio diversification x Improving SREC fundamentals » Provide physical and producer services to a variety of natural gas market participants 9

Fiscal 2014 - 2017 Capital Forecast 10 Capital forecast approximates $1.5 billion through fiscal 2017 » Almost 70 percent of capital allocated to regulated businesses » Already earning a return on more than half of NJNG capital » Diversified renewable portfolio

Regulated Businesses Expected to Contribute 65 - 80 Percent of Fiscal 2015 NFE 11 Long - term NFE growth goal remains 5 to 9 percent New Jersey Natural Gas NJR Clean Energy Ventures NJR Energy Services NJR Midstream NJR Home Services

Dividend Growth and Payout Ratio 12 Dividend growth goal of 6 to 8 percent annually * Current annual rate ** Assumes 6 - 8 percent average annual dividend growth *** Based on the midpoint of NFE Consensus Payout Ratio Dividend Growth

Our ITC Transition » Expected drop in ITC to 10 percent – January 1, 2017 » Our plan: x Continued investment in solar drives production of Solar Renewable Energy Certificates (SRECs) x SREC prices increase as grid - connected projects are capped and Renewable Portfolio Standard (RPS) increases x Wind investments generate steady earnings from power purchase agreements (PPAs) and production - based tax credits (PTCs) x Solar capital expenditures decline beginning in 2016 x In addition: • NJNG fundamentals and base rate case should result in strong growth in 2017 • Stable returns from NJRES, Midstream and Home Services 13

Today’s Program 14 Natural Gas Distribution Kathleen Ellis Thomas Massaro Craig Lynch Mark Sperduto Midstream • PennEast Pipeline Project • Storage and pipeline investments Clean Energy • ITC transition • 92 MW installed capacity • Onshore wind projects Energy Services • Physical natural gas and producer services • Positioned to capitalize on the shale gas growth • Performance driven by customer growth, regulatory incentives and infrastructure investment • More than 500,000 customers and growing Stephen Westhoven David Johnson Stanley Kosierowski Richard Gardner Christopher Savastano

ANNUAL INVESTOR CONFERENCE October 21, 2014 New Jersey Natural Gas - Overview Kathleen T. Ellis Executive Vice President and Chief Operating Officer

New Jersey Natural Gas: The Foundation of Our Business » Growing customer base – primarily residential and commercial x New construction market continues to expand x Healthy mix of new construction and conversions » Infrastructure investments to strengthen distribution and transmission system are supported by regulatory riders » History of collaborative regulatory relationships » High customer satisfaction rate x Recently named the most trusted utility brand in the Northeast* x 21 consecutive years with fewest customer complaints with the New Jersey Board of Public Utilities of major electric and gas companies » Excellent safety record 16 NJNG’s strong fundamentals drive the majority of earnings growth * According to a study by Cogent Reports, a division of Market Strategies International, July 2014

Meeting Customer Needs » 6.1 million meter reads » 1.1 million customer calls handled » 69,000 walk - in payments processed » 50,500 web transactions 17 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 ACE PEG SJG ETG NJNG 3.5 1.5 1.3 1.0 0.4 BPU Inquiries per 1,000 Customers Fiscal 2014 Customer Transactions 2013 was the 21st consecutive year: Highest customer satisfaction rate of any major utility in New Jersey

System Safety and Reliability 18 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Pending Leaks Leaks per Mile Infrastructure investment improves system performance

ANNUAL INVESTOR CONFERENCE October 21, 2014 New Jersey Natural Gas – Customer Growth Thomas J. Massaro Vice President, Marketing and Business Intelligence

Our Marketing Strategy » Our marketing strategy is based on our competitive advantages » Why are we growing faster than other companies? x Demographics • Median household income above national average • Median home value above the national average x Geographic proximity • One hour commute to NYC or Philadelphia x Price Advantage • Natural gas enjoys a price advantage in our service area 20

A Growing Service Area 21 0.0% 5.0% 10.0% 15.0% N.J. Morris Monmouth Ocean 1.2% 6.2% 2.3% 14.1% Population Change 2000 - 2013* M onmouth 43% Ocean 44% M iddlesex/ Burlington 1% Morris 12% Service Territory Customer Breakdown Our service territory is among the fastest growing in the state w ith Ocean County accounting for half our growth * Source: US Census data, 2013 estimates

Value for Customers 22 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 NJNG Fuel Oil Propane Electricity $1.02 $2.95 $4.51 $3.96 Source: US Energy Information Administration Data as September 2014. Based on 100,000 comparable BTUs NJNG enjoys a distinct price advantage in its service area

Potential Customer Growth 23 2014 - 2016 10,200 Beyond 2017 - 78,206 New Construction Non Heat 6,900 On Main 36,322 Near Main 28,974 Off Main 47,840 Conversions NJNG sees total potential of over 201,500 new customers Source for new construction data is A.D. Little Source for conversions data is Harte Hanks

Future New Construction » Estimates based on: x Local construction trends x Economic forecasts » Strong new residential construction market x Existing home sale inventory remains low, spurring new construction x Mortgage rates remain low x In 2013, Ocean, Morris and Monmouth counties ranked 3 rd through 5 th in NJ residential building permits issued* x Through June 2014, new construction represented 41 percent of all new customer additions and 32 percent of total margin in fiscal 2014 24 2014 - 2016 10,200 Beyond 2017 - 78,206 New Construction *Source: NJ Department of Labor Source for new construction data is A.D. Little

New Construction – Active Developments 25 » Our top 15 growth towns over the next three years » Nearly 8,500 potential new homes » Additionally, spot lot market adds about 700 customers annually

Future Conversion Market » Aggressive marketing to communities using a mix of fuels including oil, electric and propane » To encourage conversions: x Fuel cost comparisons x Promote high - efficiency rebates and incentives x Partner with contractors » Long - term conversion growth outlook is strong » Conversion priority: x Non Heat x On Main x Near Main x Off Main 26 Over 113,000 potential new customer conversion units exist in our service area Non Heat 6,900 On Main 36,322 Near Main 28,974 Off Main 47,840 Conversions Source: Harte Hanks

Conversion Market – Community Projects 27 » Current and proposed conversion projects » About 4,840 potential conversions over a 5 - year period » Represents about 30 - 35 percent of residential conversion market » Balance from on/near main conversion target markets

The SAVEGREEN Project ® 28 » Investment in high - efficiency equipment » Encourages energy savings » Plan to invest approximately $138 million in grants and financial incentives over life of the program » Since inception: x Assisted over 31,000 customers reduce energy consumption and lower their bills x Invested $85.2 million on grants, incentives and on - bill repayment program » NJNG earns a return on equity ranging from 9.75 percent to 10.3 percent on all programs Constructive regulatory environment and support of public policy objectives create growth opportunities for NJNG

The NGV Advantage Program » Three agreements signed, total investment approximates $10 million » Open to the public - operational by end of 2014 » Stations generating interest from neighboring fleets » NJNG earns 10.3 percent ROE on infrastructure investment » NJ Transit increasing number of buses in their fleet from 75 to 159 by the end of fiscal 2015 29

ANNUAL INVESTOR CONFERENCE October 21, 2014 New Jersey Natural Gas - Capital Projects Craig A. Lynch Senior Vice President, Energy Delivery

Planned NJNG Infrastructure Capital Projects 31 » NJ RISE (Reinvestment in System Enhancement) - $102.5 million x NJNG storm response plan approved by BPU July 2014 x Six system enhancement/reliability projects driven by the impacts of Superstorm Sandy and other weather events » Liquefaction Project - $35.7 million x Liquefy natural gas for company peak - day use x Reduces LNG transportation costs and creates customer savings » Southern Reliability Link (SRL) - $130 - $160 million x Adding high - pressure natural gas pipeline to support reliability, resiliency and diversification

NJ RISE » NJNG storm response plan filed with BPU on September 3, 2013 » Approved on July 23, 2014 for the full amount requested » Comprises six system enhancement projects for storm hardening and mitigation in storm prone areas x Five - year capital expenditures = $102.5 million » Work to start in fiscal 2015 with the installation of 35,000 excess flow valves (EFV’s) on services within NJNG’s coastal communities x Approximately 7,000 per year x Stops flow of gas when service is compromised 32

NJ RISE Reinforcement Projects 33

Liquefaction Project 34 Storage Transport Vaporization Everett, Mass. Howell and Stafford, NJ 162 MMCFD 11 million gallons 300 miles, 6 hours

Liquefaction Project » Why does NJNG use LNG? x High “Peak Day” demands; 20 percent of peak day sendout x Provides economic alternative to pipeline gas during peak day prices x Engineering and pipeline integrity support x Cryogenic expansion ratio (600:1) x Enhances system reliability » Why now? x Liquefaction technology advancements x Lower operational costs x Using our commodity reduces risk of supply disruption » Project timeline 35 Feasibility Engineering Permitting Procurement Construction In - Service Complete Complete March 2015 April 2015 April 2015 May 2016

Southern Reliability Link (SRL) » What is SRL? x High - pressure natural gas pipeline to support reliability, diversify supplier base in Ocean County x Approximately 28 miles x Delivery of 180,000 Dths/day x $130 - $160 million » Why SRL? x Reliability, Redundancy, Resiliency x Our system is currently configured with all gas supplies coming from northern end of our main service territory x Majority of supply comes from TETCO x Majority of customers in Ocean County would be affected by a system failure, depending on severity and duration 36

SRL Pipeline Route 37

SRL – Where Are We Now?

38

- Just finalized Transco interconnect agreement
- URS Engineering awarded engineering services contract
- Narrowing route options based on Pinelands feedback
- Proceeding with Joint Base process on Lakehurst route segment
- Engineering design — Early 2015
  - ✓ Route selection/refinement
  - ✓ Technical design
  - ✓ Permit preparation
- Permitting — 2015
  - ✓ BPU petition
  - ✓ Environmental and construction
- Right-of-Way acquisition — 2015
- Materials procurement — 2015
- Construction — 2016
- In-Service by — **Late 2016**

New Jersey Resources

Always Delivering Strong Balanced Renewable Local Reliable Innovative Resourceful

ANNUAL INVESTOR CONFERENCE October 21, 2014 New Jersey Natural Gas – Regulatory Review Mark R. Sperduto Senior Vice President, Regulatory Affairs

NJNG’s Regulatory Strategy » How are we growing without base rate cases? » How have our regulatory programs added value? » Why file a base rate case in November 2015? » What is the rate case process? 40

New Jersey Board of Public Utilities » Five Commissioners appointed by the Governor x Six - year staggered terms » Board of Public Utilities (BPU) staff – comprised of approximately 240 employees » New Jersey Division of Rate Counsel – statutory interveners in all rate cases 41 Richard Mroz (R) President October 2014 Diane Solomon (R) Commissioner June 2013 Joseph L. Fiordaliso(D) Commissioner January 2011 Mary - Anna Holden (R) Commissioner January 2012 Upendra Chivukula (D) Commissioner October 2014

How Have We Grown Without Base Rate Cases? 42 ------------------------- Authorized ----------------------- Amount Rate Return Common Date Received Base on Equity Date Filed Implemented ($MM) ($MM) Equity Component WACC August 1991 June 1992 $ 2.2 $389.0 12.20% 53.00% 10.55 % April 1993 January 1994 7.5 492.0 11.50% 52.74% 10.00 % November 2007 October 2008 32.5 943.3 10.30% 51.20% 7.76 % Regulatory and Incentive Programs » Basic Gas Supply Service Incentives (BGSS) - 1992 » Conservation Incentive Program (CIP) - 2006 » Accelerated Infrastructure Program (AIP) - 2008 » The SAVEGREEN Project - 2009 » The NGV Advantage - 2012 » Safety Acceleration and Facility Enhancement Program (SAFE) - 2012 » New Jersey Reinvestment in System Enhancement (NJ RISE) – 2014 » Red Oak - 2014

How Have These Regulatory Programs Added Value? » BGSS Incentive Programs x Off - system sales/capacity release x Storage Incentive program x Financial Risk Management (FRM) program x Added an average of $.08 to NFE annually and saved customers over $712 million since inception » Conservation Incentive Program x Decoupling mechanism, extended by the BPU in January 2014 x Protects NJNG gross margin from declining usage and weather x Encourages customer conservation x Saved over $305 million for customers since inception through reduced usage » SAFE Program x Approved October 2012; four - year, $130 million program x Replace 276 miles of cast iron and bare steel 43 Constructive regulatory environment and support of public policy objectives create growth opportunities for NJNG

How Have These Regulatory Programs Added Value? » The SAVEGREEN Project® x In place through June 2015; intend to file late 2014 for extension x Investment of up to $138 million » The NGV Advantage Program x Three agreements signed, total investment of approximately $10 million » NJ RISE (Reinvestment in System Enhancement) - $102.5 million x Approved July 2014 x Additional pipe to barrier islands and excess flow valves 44 Constructive regulatory environment and support of public policy objectives create growth opportunities for NJNG

Why File a R ate Case in November 2015? » As part of the SAFE program approval » Infrastructure Investments x Normal routine/capital additions x SAFE x SRL x Liquefaction x NJ RISE x Superstorm Sandy 45

Why File in November 2015? 46 ($MM) 2014F 2015E 2016E 2017E Total Customer Growth $103.9 $28.0 $26.8 $26.9 $27.0 $212.6 Yes Maintenance/Other 219.9 51.0 69.2 54.4 56.2 450.7 AIP/SAFE 182.0 44.7 41.2 39.0 2.4 309.3 Yes Superstorm Sandy 26.1 9.3 5.0 - - 40.4 NGV Fueling Stations 1.0 9.2 - - - 10.2 Yes NJ RISE - - 7.0 14.7 27.0 48.7 Yes Liquefaction Project - 16.0 13.8 5.9 - 35.7 Southern Reliability - - 19.3 86.9 41.3 147.5 SAVEGREEN 60.5 36.9 40.3 - - 137.7 Yes Total $593.4 $195.1 $222.6 $227.8 $153.9 $1,392.8 2009-2013 Actual Immediate Return NJNG Capital Investment Estimates Over 50 percent of capital expenditures are earning an immediate return

What is the Base Rate Case Process in New Jersey? 47 » A judicial proceeding heard at the Office of Administrative Law (OAL) x Burden is on utility through a preponderance of evidence » Statutory time is nine months x 12 months not unusual » Rate case valuation method – test period end » Rate case test period – historical at decision » Most cases are settled

Time Line – Base Rate Case » Pre - hearing phase x Pre - filed direct testimony - NJNG, Rate Counsel and Interveners x Discovery » Hearings x Public x Cross examination » Summations x Written briefs » Decision x ALJ x BPU 48 Pre - hearing Hearings Summations Decision ALJ BPU 3 ½ Months 1 Month 1 ½ Months 3 Months November 15, 2015 March 1 April 1 May 15 August 15, 2016

ANNUAL INVESTOR CONFERENCE October 21, 2014 NJR Energy Services Overview Stephen D. Westhoven Senior Vice President

NJRES: Generated NFE Every Year Since 1995 » Serves wholesale customers across North America » Average tenure of employees is 10+ years x Diverse portfolio of physical natural gas assets x Firm storage ( 40 Bcf in the US and Canada) » Firm transportation ( 1.5 Bcf/day) » Services include: x Transporting natural gas x Selling storage gas during peak periods x Asset management agreements x Producer Services • Fee - based service; located primarily in the Marcellus 50 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2009 2010 2011 2012 2013 FYTD 14 $MM Margin NFE FYTD – Through June 30, 2014

NJRES: Macro Strategy » Manage physical natural gas assets x Long option s trategy x Constantly reassess these assets and trade them to create value » Foster strong relationships within marketplace to provide services from these options » Arbitrage financial markets versus physical positions » Create significant upside potential with limited downside risk 51

Keys to Success » Access to capital » Experienced, highly skilled and motivated people » Systems and mid - office infrastructure » Strong risk management and controls 52

53

NJRES: Portfolio of Assets 54 Firm Storage Firm Transportation Producer Service Area » Typical annual portfolio: x Storage capacity – Approximately 40 Bcf in the United States and Canada x Pipeline transportation capacity – Approximately 1.5 Bcf/day Firm capacity on almost every pipeline in North America

NJRES: Things to Watch » Weather is always the unknown variable x Early predictions calling for cooler than normal start to the winter season » United States economic growth x Electric generation demand stays strong x Continued growth in the industrials/petro - chemical markets » Gas storage levels lower than 5 - year average x Start of 14/15 heating season projected at 3.6 Tcf versus 3.83 Tcf last year » Natural gas production x Shifts in production basins x Exports to Mexico » Mercury and Air Toxics Standards (MATS) x New emission standards for coal and oil power plants by April 2015 55

ANNUAL INVESTOR CONFERENCE October 21, 2014 PennEast Update David Johnson, Managing Director NJR Energy Services

PennEast Pipeline 57

PennEast Pipeline Overview » 108 - mile, 36 - inch pipeline » Connecting Northeast Marcellus supply to Northeast markets » Contracted volume up to 1,000,000 dth/day » Total capex $ 1 billion » Current ownership: NJR, AGL, SJI, UGI at 22 percent and PSEG at 12 percent » Commercial operation in 2017 58

59

PennEast – Successful Open Season

- Concluded August 29

Shipper Profile	Amount
Utility-oriented natural gas market *(includes one pending PA)**	710K/d
Non-utility/Non-producer *(includes 2 pending PAs)**	185K/d
Producer based	40K/d
Under review *(mixed profile)*	150K/d
Total	**1,085K/d**

** Pending means awaiting final signature, or executed Precedent Agreement (PA) subject to BOD final approval*

New Jersey Resources

Always Delivering Strong Balanced Renewable Local Reliable Innovative Resourceful

PennEast Pipeline Market Developments

60

- Announcement of supporting project by Crestwood: MARC II
  - ✓ MARC II Project will connect an additional 1 BCF/day of supply from NE PA production to PennEast
  - ✓ Adds value to PennEast project by providing greater access to supply
  - ✓ Significant production constrained due to lack of infrastructure and limited expansion opportunities on existing takeaway pipelines, i.e. Transco, Tennessee Gas Pipeline and Millennium Pipeline
- Announcement of competitive project by Transco: Diamond East
  - ✓ Diamond East would utilize existing Transco Leidy line to Station 210 in Princeton, NJ
  - ✓ Diamond East concluded non-binding open season on September 23 and did not receive enough interest to proceed with Diamond East at this time

New Jersey Resources

Always Delivering Strong Balanced Renewable Local Reliable Innovative Resourceful

PennEast – Project Timeline Calendar Date Milestone August 2014 Binding open season October 2014 Pre - file with FERC July 2015 Full 7(c) file with FERC December 2016 Receive 7(c) Certificate January 2017 Implementation plan February 2017 Notice to proceed April 2017 Commence construction November 2017 In service 61

ANNUAL INVESTOR CONFERENCE October 21, 2014 NJR Clean Energy Ventures Overview Stanley M. K osierowski – President Richard R. Gardner – Vice President Christopher Savastano – Director, Business Development

NJRCEV Strategy 63 Clean Distributed Power Net Metered Solar (Residential & Commercial) Wholesale Solar Onshore Wind » Diversify portfolio throughout the distributed power platforms

Renewable Energy Market » Natural gas - fired generation and renewable generation sources such as wind and solar are shifting the energy generation mix away from base load coal » Wind and solar growth has been stimulated by federal tax credits, state policy incentives, improving technologies and consumer demand » Federal tax credits may get one year extension, but are expected to play limited role after 2016 » After 2016, growth will be sustained by state renewable portfolio standards, with long - term growth driven by market forces as solar and wind costs approach grid parity 64

Key Stakeholders Driving the Renewable Energy Market 65 Policymakers Balance constituent goals for jobs, environmental protection, resiliency and energy costs Customers Safe, reliable, affordable and green Manufacturers Competitive forces drive to grid parity Incumbents Distribution upgrades, Maintenance of central station generation, emission restrictions R enewable markets are driven by varied stakeholder interests

Renewable Portfolio Standard – AWEA Market Assessment 2013 » Increased RPS requirements after 2016 will drive 2 - 4 GW of wind construction as capacity requirements increase 66 Source: AWEA RPS Market Assessment, 2013

NJRCEV Capital Expenditures 67 Shift in capital spending promotes diversification from ITC - related solar $ 230, 69% $ 83, 25% $ 22, 6% Capex – Fiscal 2011A - 2014F Millions $ 136, 35% $ 102, 26% $ 125, 33% $ 25, 6% Capex – Fiscal 2015 - 2017E Millions Commercial Solar Residential Solar Onshore Wind CHP

NJRCEV Revenue Transition Mix 68 Revenue growth from wind and solar generation should replace ITC earnings 99% 1% Fiscal 2014 Forecast ~$14.5 Million 60 - 70% 20 - 30% 5 - 15% Fiscal 2017 Estimate - $80 - $90 Million Commercial and Residential Solar Onshore Wind CHP

Pipeline of Potential Investment Opportunities » Strong and diversified network of developers, engineering firms, manufacturers and constructors provide access to potential investment opportunities » Diversified pipeline of solar, wind and CHP projects 69 Robust pipeline to meet plan objectives

Alexander Wind Farm » Third onshore wind project for NJRCEV » 48 MW wind farm project located in Rush County, Kansas » Approximately $85 million investment » PTC eligible » Power Purchase Agreements with Kansas City BPU and Yahoo !, Inc. for the entire output » Commercial operation expected in the fall of 2015 70 Alexander NJR expects nearly 78 MW of wind energy to be in place by 2015

Onshore Wind Portfolio 71 Two Dot Carroll Area Size 9.7 MW 20 MW Location 93 miles SE of Helena, MT 65 miles NW of Des Moines, IA Capital $22 million $42 million Contractor Mortensen Construction Mortenson Construction Turbines General Electric Siemens PPA 25 - year with Northwestern Energy, PTC eligible 25 - year with MidAmerican Energy, PTC eligible Status IN SERVICE Currently under construction; expected to begin operation in Spring 2015 Two Dot Carroll Area

Commercial Solar Portfolio » 16 project sites x 33 megawatts of wholesale generation x 22.6 megawatts of net - metered power purchase agreements » Projects are a combination of roof - top and ground - mounted installations » Three projects currently under construction with two additional projects beginning construction this quarter 72

Sunlight Advantage® » Sunlight Advantage residential lease program recently acquired its 3,000th customer and growing x Utilizes contractor/partner network for customer marketing and acquisition x Seven contractors across New Jersey x Ranked in top 3 (based on share of NJ market )* » Program structure is designed to drive cost savings and efficiency x Both supply and installation partners x Ability to scale as needed » Provides ability to “up - sell” in the future without customer acquisition costs 73 Installations by County Business model scalable with potential to grow geographically *Source: NJ Clean Energy Program and NJRCEV data

New Jersey Solar Legislation Reform – Two Years Later » New legislation signed – July 2012 » Legislation designed to bring long - term stability to the state’s growing solar industry » Key provisions: 74 Provision Intent Result Renewable portfolio standard (RPS) increased starting in energy year 2014 Absorb overbuilt capacity Higher SREC prices as market comes into balance Limit grid - connected solar installations to 80 MW/year for three years Ease environment al concerns Manage capacity growth Higher SREC prices as capacity growth slows Solar alternative compliance payments (SACP) adjusted Incent industry to reduce costs Projects costs continue to decline

Monthly Capacity Additions Declining 75 6 - month moving average = 16.3 MW translating to 196 MW annually 12 - month moving average = 17.5 MW translating to 210 MW annually 85 7.8 0 10 20 30 40 50 60 70 80 90 MW Source: NJ Clean Energy Program

Office of Clean Energy (BPU) Solar Project Pipeline Down Over 50 Percent f rom Peak (MW) 76 A flat monthly pipeline indicates that average monthly installation numbers should remain at current pace 807 358 0 100 200 300 400 500 600 700 800 900 MW NJRCEV is 18 percent of current pipeline Source: NJ Clean Energy Program

SREC Prices Have Rallied 77 $70 $175 $60 $80 $100 $120 $140 $160 $180 $200 Even though market is over - supplied - $175 represents 53 percent of SACP Source: Karbone

EY2014 RPS Requirements Reducing SREC Carryover 78 Policies are working – the excess SREC supply is shrinking 1,323 1,574 790 539 0 400 800 1200 1600 2000 2400 SREC Supply RPS SRECs (000) Generation Prior Year Carryover RPS Ending Carryover 2,113 2,113 Source: NJ Clean Energy Program

SREC Market - Balance Scenario 79 1,112 1,323 1,694 1,973 2,250 274 790 539 323 124 713 1,386 2,113 2,233 2,374 0 500 1000 1500 2000 2500 3000 2012A 2013A 2014F 2015E 2016E 2017E Carryover from Prior Year Ability to Generate 442 596 1,574 1,910 2,172 RPS Energy Year 240 MW per year of new capacity balances market in EY17 GWH Source: NJRCEV estimates

SREC Price Range Forecast 80 $100 $150 $200 $250 $300 $350 EY 2015 EY 2016 EY 2017 SACP Projected SREC - High Projected SREC - Low 70 to 80 50 to 60 Source: NJRCEV estimates Percentage of SACP

Strategic Summary » Investment focus is based on increasing long - term earnings by diversifying from ITC - driven solar and expanding across a range of distributed power opportunities x Expanding onshore wind portfolio and evaluating combined heat and power opportunities » Portfolio growth along with increased focus on maximizing profitability from operations » SREC revenue will be a significant source of NJRCEV growth x The portfolio will generate approximately 125,000 SRECs in fiscal 2015 » Plan is structured to mitigate the impact of the reduced Investment Tax Credits (ITC) from 30 percent to 10 percent beginning January 1, 2017 81

ANNUAL INVESTOR CONFERENCE October 21, 2014 Financial Update Glenn Lockwood Chief Financial Officer

Key Drivers for Consistent Growth

83

- **New Jersey Natural Gas (NJNG)**
  - ✓ 1.5 percent customer growth rate
  - ✓ Regulatory Initiatives
  - ✓ Rate Base Growth
  - ✓ New base rates in fiscal 2017
- **Midstream**
  - ✓ Steady returns from Steckman and Iroquois
  - ✓ PennEast in-service in 2018
- **NJR Energy Services (NJRES)**
  - ✓ NJRES contribution to NFE of 5 to 15 percent
- **NJR Clean Energy Ventures (NJRCEV)**
  - ✓ Build out of BPU-approved, grid-connected projects
  - ✓ Continuation of Sunlight Advantage
  - ✓ Significant Solar Renewable Energy Certificate (SREC) revenue growth
  - ✓ Wind investments
- **Home Services**
  - ✓ Steady growth

Always Delivering Strong Balanced Renewable Local Reliable Innovative Resourceful

New Jersey Resources

NJR Capital Investment 84 ($MM) 2014F 2015E 2016E 2017E Total Immediate Return NJNG Customer Growth $28.0 $26.8 $26.9 $27.0 $108.7 Yes Maintenance/Other 51.0 69.2 54.4 56.2 230.8 AIP/SAFE 44.7 41.2 39.0 2.4 127.3 Yes Superstorm Sandy 9.3 5.0 - - 14.3 NGV Fueling Stations 9.2 - - - 9.2 Yes NJ RISE - 7.0 14.7 27.0 48.7 Yes Liquefaction Project 16.0 13.8 5.9 - 35.7 Southern Reliability - 19.3 86.9 41.3 147.5 SAVEGREEN 36.9 40.3 - - 77.2 Yes Subtotal NJNG $195.1 $222.6 $227.8 $153.9 $799.4 NJRCEV Solar* $75.4 $105.1 $74.3 $58.8 $313.6 Onshore Wind/CHP 21.9 42.0 100.0 8.0 171.9 Subtotal NJRCEV $97.3 $147.1 $174.3 $58.8 $477.5 TOTAL NJR $292.4 $369.7 $402.1 $212.7 $1,276.9 * Solar investment for residential and commercial projects in Q1Fiscal 2017 estimated at $33.2 million. Plan assumes $25.6 million beyond December 31, 2016 assuming appropriate economics allow.

Diversified Sources of Utility Growth 85 NJNG expects incremental utility gross margin to more than double by fiscal 2017 $0 $5 $10 $15 $20 $25 $30 $35 $40 FY13A FY14F FY15E FY16E FY17E $15.6 $28.1 $31.6 $35.3 $38.4 Millions Customer Growth SAVEGREEN NGV BGSS Incentives $0 $1 $2 $3 $4 $5 $6 $7 2013A 2014F 2015E 2016E 2017E $0.2 $ 1.4 $4.7 $6.4 $0.5 Millions SAFE NJ RISE NGV Incremental Gross Margin AFUDC Equity

Growing SREC Generation 86 0 40 80 120 160 200 2014F 2015E 2016E 2017E 82 125 164 194 Thousands of SRECs Commercial Solar Residential Solar Capital investment increases SREC inventory

SREC Revenue 87 $0.0 $15.0 $30.0 $45.0 FY14F FY15E FY16E FY17E $9.6 $22.7 $32.3 $40.9 Revenue (Millions) SREC prices continue improvement to 70 – 80 percent of SACP

Cash Flow Estimates 88 2014F 2015 - 2017E Cash Flow from Operations $323.1 $746.0 Uses of Funds Capital expenditures - NJNG ($168.2) ($604.3) Capital expenditures - CEV (97.3) (388.2) Dividends (69.7) (240.0) Total Uses of Funds ($335.2) ($1,232.5) Financing Activities Common stock proceeds, net $7.0 - Debt proceeds 5.1 $486.5 Total Financing Activities $12.1 $486.5 No new equity currently expected

Key Credit Metrics 89 2014F 2015E – 2017E Equity Ratio 47 - 53% 46 - 53% FFO/Total Debt 35 - 45% 22 - 32% Interest Coverage 11x 5 - 7x Debt/EBITDA 2.9x 4 - 5 x Regulated NFE Contribution NJNG 40 - 45% 60 – 70% Midstream 3 - 5% 5 – 10% Total 43 - 5 0% 65 – 80%

NFE Growth with Reduced Impact of ITC 90 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2012A 2013A 2014F 2015E 2016E 2017E $2.71 $2.73 $4.00 - $4.20 $3.28 - $3.71 Our plan reduces the reliance on ITC while continuing NFE growth over the planning horizon

ANNUAL INVESTOR CONFERENCE October 21, 2014 Wrap Up Laurence M. Downes Chairman and Chief Executive Officer

An Ambitious, Yet Achievable Plan » Total capital investment approximates $1.5 billion through fiscal 2017 x About 70 percent is regulated » Energy infrastructure investment and margin growth drive the majority of our long - term earnings outlook x NJNG remains the largest contributor to earnings » Diversified clean energy portfolio provides additional earnings growth opportunities x Reduced reliance on ITC » Steady contributions from NJRES and NJRHS 92 Fundamentals provide the opportunity to achieve top quartile total return performance

Our Path to Continued Growth

93

Fiscal 2015

NJNG
- ✓ Customer growth
- ✓ CIP
- ✓ BGSS incentives
- ✓ Infrastructure programs
- ✓ SAVEGREEN
- ✓ NJ RISE
- ✓ SRL

Energy Services
- ✓ Physical natural gas services
- ✓ Producer services

Clean Energy
- ✓ Continued solar investment
- ✓ More SRECs; higher prices
- ✓ Carroll Area wind project online

Midstream
- ✓ PennEast FERC pre-filing

Fiscal 2016

NJNG
- ✓ Rate case filing
- ✓ Liquefaction plant in service

Midstream
- ✓ PennEast FERC filing

Clean Energy
- ✓ Lower solar investment
- ✓ More SRECs; higher prices
- ✓ Alexander wind project online

Fiscal 2017

NJNG
- ✓ New base rates
- ✓ SRL in service

Clean Energy
- ✓ More SRECs, higher prices
- ✓ Increased earnings from wind and SREC sales
- ✓ ITC declines to 10 percent

Midstream
- ✓ PennEast FERC final approval

Fiscal 2018

NJNG
- ✓ NJ RISE (post rate case)
- ✓ SAFE (post rate case)

Clean Energy
- ✓ Residential solar continues

Midstream
- ✓ PennEast Pipeline in service

New Jersey Resources

Always Delivering Strong Balanced Renewable Local Reliable Innovative Resourceful